Exhibit 10.1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

RENEWAL AND AMENDMENT NO. 1
TO MANUFACTURE AND SUPPLY AGREEMENT

This RENEWAL AND AMENDMENT NO. 1 TO MANUFACTURE AND SUPPLY AGREEMENT (this “Amendment”) is entered into as of this 22nd day of February 2021 (the “Execution Date”), and is entered into by and among, on the one hand, OptiNose US, Inc., duly organized and existing under the laws of Delaware and having offices located at 1020 Stony Hill Road, Suite 300, Yardley, PA 19067 (referred to herein as "OptiNose US"), OptiNose UK Ltd. duly organized and existing under the laws of England and having offices located at Hunts Rise, South Marston Park, Wiltshire, SN3 4TG, England (referred to herein as "OptiNose UK"), and OptiNose AS, duly organized and existing under the laws of Norway and having offices located at Gaustadalleen 21 0349 Oslo, Norway (referred to herein as "OptiNose Norway", and collectively with OptiNose US and OptiNose UK, “OptiNose”), and, on the other hand, Contract Pharmaceuticals Limited Canada, duly organized under the laws of the Province of Ontario and having offices located at 7600 Danbro Crescent, Mississauga, Ontario Canada L5N 6L6 (referred to herein as “CPL”). OptiNose and CPL are each a “Party” and together constitute the “Parties” under this Agreement.
RECITALS

WHEREAS, OptiNose and CPL entered into that certain Manufacture and Supply Agreement effective as of August 18, 2017 (the “Agreement”), which outlines the rights and obligations of OptiNose and CPL with respect to the conduct of certain services to be performed by CPL;

    WHEREAS, the Parties wish to enter into this Amendment in order to set forth the renewal terms of the Agreement and to amend certain terms of the Agreement in accordance with the terms and conditions set forth herein; and

WHEREAS, certain terms of this Amendment shall become effective as of August 18, 2022 (the “Amendment Effective Date”), which is the commencement of the Renewal Term, while other terms shall become effective as of the Execution Date or such other date as set forth herein.

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.Defined Terms. All capitalized terms used herein shall have the meaning ascribed to    each of them as defined herein and, if not defined herein, shall have the meaning ascribed to each     of them in the Agreement.

2.Amendment to Agreement. The Parties agree that:

a.Effective as of January 1, 2023, Section 1.3 of the Agreement shall be amended and restated in its entirety as follows:

““Annual Minimum” means the lesser of (A) [***] ([***]) of the Annual Threshold (rounded down to the applicable lot size) and (B) [***] ([***]) units of Product; provided, however, that from and after the timely cure of a Supply Failure described in subsections (i) and (ii) of Section 2.11 and OptiNose’s

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resumption of ordering from CPL as described in Section 2.11, [***] ([***]) shall be reduced by [***] ([***]) for each Supply Failure that has occurred under the Agreement (for example, [***] ([***]) shall be reduced to [***] ([***]) upon the first instance, and then to [***] ([***]) upon the next instance) and [***] ([***]) shall be reduced by [***] ([***]) for each Supply Failure that has occurred under the Agreement (for example, [***] ([***]) shall be reduced by [***] ([***]) to [***] ([***]) upon the first instance, and then to [***] ([***]) upon the next instance).”

b.Effective as of January 1, 2023, Section 1.4 of the Agreement shall be amended and restated in its entirety as follows:

““Annual Threshold” means the actual annual (on a calendar basis) aggregate requirements of OptiNose for the Product in the Territory less [***], as reflected by OptiNose’s records of the number of Product units: (i) ordered from CPL, and (ii) ordered from any other vendors/suppliers by OptiNose, and (iii) manufactured by OptiNose itself, during the calendar year (provided, in all instances such number shall not be below zero); provided that any Purchase Order(s) cancelled or not accepted due to or during a Supply Failure, or that relate to any Binding Period in effect as of CPL’s cure of such Supply Failure (which CPL shall provide prompt notice thereof to OptiNose), shall in each instance count against such Annual Threshold as if such Purchase Order was fulfilled hereunder and further provided that OptiNose shall not submit a Purchase Order following CPL’s notice of Supply Failure that is more than the amount specified within the Rolling Forecast (as allowed by Section 2.7 of the Agreement) once such amount falls within the Binding Period (i.e. the 4th month of a Rolling Forecast becomes the 3rd month of the Rolling Forecast).”

c.Effective as of the Execution Date, Section 1.36 of the Agreement shall be amended and restated in its entirety as follows:

““Product” means the full saleable or sample product unit for OPN-375/XHANCE®, including without limitation active ingredient, delivery system, container closure system, and market package; provided, “Product” shall also include any such OPN-375/XHANCE® unit without the market packaging (which instead shall be packaged as Brite-Stock by CPL (the “Brite-Stock”, as referenced in Exhibit B hereto)) to the extent OptiNose submits a Purchase Order for such Brite-Stock.”

d.Effective as of the Amendment Effective Date, the words “a secondary” in the second sentence of Section 2.1(a) of the Agreement shall be amended and restated to instead be “an additional”.

e.Effective as of January 1, 2023, the second sentence of Section 2.1(c) of the Agreement shall be amended and restated in its entirety as follows:

“If OptiNose fails to order from CPL the Annual Minimum, then as OptiNose’s sole and exclusive liability and CPL’s sole and exclusive remedy, OptiNose shall, within [***] ([***]) days following determination of such fact, pay to

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CPL an amount equal to [***] ([***]) of the product of (x) the number of Product units below the Annual Minimum that OptiNose did not order from CPL during the applicable calendar year (and instead ordered from any one or more vendors/suppliers or manufactured by itself) and (y) [***] ([***]).”

f.Notwithstanding anything in this Amendment or the Agreement to the contrary, the Parties acknowledge and agree that during the period from and including the Amendment Effective Date and to and including December 31, 2022 (the “Gap Period”), (i) the references to “[***]” in the definition of “Annual Minimum”, as amended by this Amendment, shall be “[***]” rounded down to the nearest batch size, with Supply Failure reductions as set forth in such amended “Annual Minimum” definition still applicable at the same rate for all Supply Failure(s) that may have occurred prior to January 1, 2023; and (ii) (A) the corresponding measure of the “Annual Threshold” for purposes of such Gap Period shall only apply to such Gap Period (and not any annual period), and (B) the reference to “less [***] ([***])” in the definition of “Annual Threshold”, as amended by this Amendment, shall be removed solely for purposes of the corresponding measure of the “Annual Threshold” for purposes of such Gap Period. Notwithstanding anything here or in the Agreement to the contrary, the Parties hereby acknowledge and agree that (a) any Product orders OptiNose may place with a Back-Up Supplier prior to the Amendment Effective Date but that are delivered during the Gap Period shall count towards the Annual Minimum calculation for the Gap Period and not the period prior to the Amendment Effective Date and (b) any Product orders OptiNose may place with a Back-Up Supplier that are delivered following December 31, 2022, shall count towards the Annual Minimum calculation for the applicable period following December 31, 2022, and not the period prior to the Amendment Effective Date or the Gap Period.

g.Notwithstanding anything in this Amendment or the Agreement to the contrary, any Supply Failure(s) that may have occurred prior to the Amendment Effective Date or that may have occurred during the Gap Period shall in all instance count as Supply Failure(s) for purposes of the Renewal Term such that the respective Annual Minimum after the Amendment Effective Date, whether during the Gap Period or otherwise during the full Renewal Term, shall be reduced as if such Supply Failure(s) happened after the Amendment Effective Date (i.e. the Annual Minimum reductions due to a Supply Failure shall apply at all points during the term of the Agreement, as amended).

h.Effective as of the Amendment Effective Date, the second sentence of Section 2.1(c) of the Agreement as amended by Section 2(e) of this Amendment shall apply with respect to any failure of OptiNose to order the applicable Annual Minimum during the Gap Period.

i.Effective as of the Execution Date, the first sentence of Section 2.1(d) of the Agreement shall be amended and restated in its entirety as follows:

“OptiNose, [***], is responsible for the purchase of all API, cap, vial base, and liquid delivery subassembly, and CPL is responsible for the purchase of all other Raw Materials.”

j.Effective as of the Execution Date, the second sentence of Section 2.4 of the Agreement shall be amended and restated in its entirety as follows:

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“In no case shall CPL maintain less than a [***] ([***]) month nor more than a [***] ([***]) month supply of Raw Materials based on the then existing Rolling Forecast (“Safety Stock”) without OptiNose’s prior written consent.”

k.Effective as of the Amendment Effective Date, Section 2.8 of the Agreement shall be amended and restated in its entirety as follows:

“Subject to the other provisions of this Agreement, OptiNose shall not cancel any Purchase Order issued by OptiNose and confirmed by CPL. To the extent requested in writing by OptiNose, any deferment of the date of Delivery of Product in a Purchase Order may only occur upon the written consent of CPL and in the event that CPL agreed to such deferment, the Parties shall mutually agree upon an acceptable revised Delivery date.”

l.Effective as of the Execution Date, a new Section 2.14 shall be added to the Agreement as follows:

“OptiNose-Designated Vendor; Suitability Issue.

(a) OptiNose may reasonably require CPL from time to time, in writing, to have a direct commercial relationship for the purposes of this Agreement with certain vendors (each such vendor, an “OptiNose-Designated Vendor”) and obtain from such OptiNose-Designated Vendors components necessary for the Manufacture of the Product (the “OptiNose-Designated Components”). CPL shall use [***] to source the OptiNose-Designated Components and use [***] to ensure that the OptiNose-Designated Vendors provide reasonable warranties for such OptiNose-Designated Components. CPL shall inspect and use OptiNose-Designated Components in accordance with the Specifications; provided in all instances such inspection and use shall be consistent with what CPL does for any other Raw Materials it sources for this Agreement or otherwise in the ordinary course of its business.

(b) To the extent not otherwise addressed in the Agreement, in the event that CPL reasonably believes that any OptiNose Components or OptiNose-Designated Components may ultimately not be suitable for use in the Manufacture of the Product for reasons other than (i) the failure to meet Specifications, (ii) the OptiNose-Designated Vendor’s failure to comply with its obligations to CPL, or (iii) CPL’s negligence, misconduct or failure to comply with the terms of the Agreement (“Suitability Issue”) that could result in delay in manufacturing the Product and/or CPL to incur additional costs in connection with the Manufacturing of the Product (including but not limited to wasted/rejected materials or CPL Engineering time), CPL shall as soon as reasonably practicable notify OptiNose in writing of the possible Suitability Issue, provide (to the extent reasonably available or reasonably possible to provide) reasonable details about the possible Suitability Issue, provide (to the extent reasonably available or reasonably possible to provide) a reasonable suggestion of a resolution to such Suitability Issue, and provide CPL’s estimated costs to rectify and/or address such Suitability Issue. (“Suitability Issue Notice”). The Parties shall then discuss in good faith to determine if a Suitability Issue has

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occurred and to determine a potential resolution to such Suitability Issue. With respect to such additional, reasonably estimated costs that CPL expects to incur regarding a Suitability Issue with either OptiNose Components or OptiNose-Designated Components, such estimated costs shall be as agreed to in writing between the Parties; provided, for clarity, that CPL shall be solely liable for all costs and expenses it may have incurred prior to providing OptiNose a Suitability Issue Notice, as well CPL shall be solely liable for all costs and expenses related to such Suitability Issue proximately caused by CPL’s failure to meet Specifications or by CPL’s negligence, misconduct or failure to comply with the terms of the Agreement, in each such instance, including CPL promptly reimbursing OptiNose for all reasonable costs and expenses OptiNose incurs as a result thereof. CPL shall then as soon as practicable implement such resolution as agreed between the Parties. Should the Parties fail to come to an agreement on such costs and/or resolution of an identified Suitability Issue, the dispute shall be resolved as set forth in Section 2.14(c) below. CPL shall issue an invoice to OptiNose for such additional costs as agreed to in writing between the Parties or otherwise determined by the preceding sentence, which OptiNose shall pay in full within [***] ([***]) days of receipt of an invoice for such costs. For clarity, the provisions set forth in this Section 2.14 shall not excuse CPL’s inspection obligations as set forth in the Agreement, and any and all Purchase Orders which may be affected by a potential or actual Suitability Issue shall be held in abeyance until such Suitability Issue is resolved and such abeyance shall not be a Supply Failure nor a CPL non-performance or default under this Agreement. Should CPL fail to inspect the OptiNose Designated Components in accordance with the incoming testing Specifications or otherwise in compliance with the terms of the Agreement, it shall not be considered a Suitability Issue and instead CPL shall be solely liable for all such costs, fees and expenses related to such failure to inspect or as otherwise set forth in the Agreement.”

(c) Should the Parties fail to come to an agreement regarding the costs or existence of a Suitability Issue within [***] ([***]) business days following the Suitability Issue Notice, the senior executives of the respective Parties shall use reasonable efforts to negotiate in good faith to resolve. Should the senior executives fail to come to such resolution within [***] ([***]) business days, the Parties hereby agree that such matter will be settled by arbitration conducted before one (1) arbitrator (who is a technical expert in this field) mutually agreed to by the Parties, sitting in Delaware or such other location agreed to by the Parties, in accordance with the rules of the American Arbitration Association then in effect; provided, however, that if the Parties are unable to agree on a single arbitrator within [***] ([***]) business days of the demand by another Party for arbitration, an arbitrator will be designated by the Delaware Office of the American Arbitration Association. The determination of the arbitrator will be final and binding on the Parties. Each Party will bear their own costs and expenses associated with such arbitration.

m.Effective as of the Execution Date, Exhibit B of the Agreement shall be amended and restated in its entirety as set forth in Appendix 1 attached hereto. For clarity, the Parties hereby agree that the pricing set forth in Exhibit B hereto shall be applicable during the Renewal Term, notwithstanding any changes in pricing prior to such Renewal Term, subject to any subsequent changes in pricing pursuant to Section 4.1.5 of the Agreement as amended by section (o) of this Amendment. Such pricing in Exhibit B is based on the

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Specifications received by CPL from OptiNose at the time of the Effective Date. In the event that such Specifications change in accordance with the terms of the Agreement, the price in Exhibit B shall change up or down as the case may be in compliance with the terms set forth in Section 2.2.2 of the Agreement.

n.Effective as of the Execution Date, the fifth sentence of Section 4.1.1 of the Agreement shall be amended and restated in its entirety as follows:

“The Parties also acknowledge and agree that the entire batch shall be split into no more than two Stock Keeping Unit ("SKU") if OptiNose so requests.”

o.Effective as of the Amendment Effective Date, Section 4.1.5 of the Agreement shall be amended and restated in its entirety as follows:

“Annual Price Adjustment. During the Term of this Agreement, provided that OptiNose has ordered from CPL at least [***] units of Product [***], the unit price of each Product shall be increased or decreased, which adjustment shall become effective on [***] by the change in the cost of Raw Materials; provided, however, that any such change will not include the amount of any price change already implemented under Section 4.1.4 of this Agreement. In the event that OptiNose has ordered from CPL less than [***] units of Product during the preceding [***], CPL may (upon prior written notice to OptiNose if such notice is provided before [***]) increase the conversion portion of the Price of the Product by a percentage increase that shall not exceed the percentage increase over the prior [***] ([***]) month period in the Pharmaceutical Price Index Ref # 325412325412 (PPI) as reported by the United States Department of Labor Bureau of Labor Statistics, in which case such increase shall become effective [***] (For clarity, if Optinose ordered from CPL less than [***] units of Product in [***], and if CPL give notice before [***], then the price increase shall be applied for [***], retroactive to [***]).”

p.Effective as of the Amendment Effective Date, the Agreement shall be renewed for the period beginning as of the Amendment Effective Date and expiring at the end of the calendar day on December 31, 2024 (the “Renewal Term”).

q.Effective as of the Execution Date, the Parties agree that OptiNose UK shall be immediately removed as a party to the Agreement and shall have no further rights or obligations under to the Agreement.

r.Effective as of the Execution Date, Schedule 3 of the Agreement is hereby amended and restated with Schedule 3 as attached hereto.

3.Entire Agreement. Each Party acknowledges that this Amendment, together with the Agreement, constitutes the entire agreement of the Parties with respect to the subject matter hereof.

4.Full Force and Effect. Except as expressly amended hereby, all of the other terms and conditions of the Agreement shall remain unchanged and in full force and effect in accordance with their original terms.

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5.Authority. Each Party hereby represents and warrants that is has full power and authority to enter into this Amendment.

[Signature page follows]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

    IN WITNESS WHEREOF, the Parties have each caused a duly authorized representative to execute this Amendment as of the Amendment Effective Date.

Contract PharmacEUticals Limited CANADA By: _________________________ Name:_______________________ Its: _________________________	OPTINOSE US, INC. By: _________________________ Name:_______________________ Its: _________________________
OPTINOSE UK LTD. By: _________________________ Name:_______________________ Its: _________________________
OPTINOSE AS By: _________________________ Name:_______________________ Its: _________________________

Appendix 1

Exhibit B

PRICE

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Appendix 2

SCHEDULE 1

OptiNose Equipment

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SCHEDULE 3

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